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                                                     Registration No. 333-107732




                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                          PRE-EFFECTIVE AMENDMENT NO. 1
                                       TO
                                    FORM S-3
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933




                             BELL MICROPRODUCTS INC.
             (Exact name of registrant as specified in its charter)



         CALIFORNIA                                     94-3057566
(State or other jurisdiction of                      (I.R.S. Employer
 incorporation or organization)                     Identification No.)


                              1941 RINGWOOD AVENUE
                           SAN JOSE, CALIFORNIA 95131
                                 (408) 451-9400
   (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)



                                 W. Donald Bell
                      President and Chief Executive Officer
                             Bell Microproducts Inc.
                              1941 Ringwood Avenue
                           San Jose, California 95131
                                 (408) 451-9400
 (Name, address, including zip code, and telephone number, including area code, of agent for service)

                                   Copies to:
                              Melodie R. Rose, Esq.
                            Fredrikson & Byron, P.A.
                       200 South Second Street, Suite 4000
                          Minneapolis, Minnesota 55402
                                 (612) 492-7000



         Approximate date of commencement of proposed sale to the public: From time to time after the effective date of this registration statement.



         If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [ ]


         If any of the securities being offered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, please check the following box. [X]




         The registrant amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.





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                                EXPLANATORY NOTE

         This Pre-Effective Amendment No. 1 is being filed to amend Item 16 and to amend the Exhibit Index following the Signatures. The Registrant is amending
Item 16 and the Exhibit Index to amend Exhibit 23.1, the amended form of which is attached to this Pre-Effective Amendment No. 1.


ITEM 16. EXHIBITS.

         The following documents are filed as exhibits to this registration statement, including those exhibits incorporated herein by reference to a prior filing under the Securities Act or the Securities Exchange Act of 1934, as amended, as indicated in parentheses:


                                INDEX TO EXHIBITS

EXHIBIT
NUMBER      DESCRIPTION OF DOCUMENT
-------     -----------------------
1.1         Form of Underwriting Agreement(1)

3.1 Amended and Restated Articles of Incorporation (incorporated by reference to Quarterly Report on Form 10-Q for the quarter ended September 30, 2000 filed November 14, 2000)

3.2 Amended and Restated Bylaws (incorporated by reference to our Registration Statement on Form S-1 (Registration No. 33-60954 filed on April 14, 1993)

4.1 Indenture with respect to certain debt securities of Bell Microproducts Inc.(2)

4.2 Articles of Amendment to Amended and Restated Articles of Incorporation defining the terms of certain preferred stock(3)

4.3 Instruments defining the rights of security holders, including indentures (reference is made to Exhibits 3.1 and 3.2)

4.4         Form of Debt Warrant Agreement(4)

4.5         Form of Preferred Stock Warrant Agreement(4)

4.6         Form of Common Stock Warrant Agreement(4)

5.1         Opinion of Fredrikson & Byron, P.A(2)

12.1        Statement regarding Computation of Ratios(2)

23.1        Consent of PricewaterhouseCoopers LLP

23.3        Consent of Fredrikson & Byron, P.A. (included in item 5.1)(5)

24.1        Power of Attorney(2)

25.1        Statement of Eligibility of Trustee(5)


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---------------

         (1) We will file any underwriting agreement relating to debt securities, preferred stock, common stock or warrants that we enter into as an exhibit to a Current Report on Form 8-K or in a post-effective amendment to this registration statement.

         (2) Previously filed.

         (3) We will file any articles of amendment to our amended and restated articles of incorporation, as amended, as an exhibit to a Current Report on Form 8-K or in a post-effective amendment to this registration statement.

         (4) We will file forms of warrant agreements relating to any debt securities, preferred stock or common stock we may offer as exhibits to one or more Current Reports on Form 8-K or in one or more post-effective amendments to this registration statement.

         (5) See undertaking item 17(e).








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                                   SIGNATURES

         In accordance with the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all the requirements for filing on Form S-3 and has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Jose, State of California, on August 8, 2003.


                                    BELL MICROPRODUCTS INC.



                                    By  /s/ W. Donald Bell
                                      -----------------------------------------
                                         W. Donald Bell, President and
                                         Chief Executive Officer




         In accordance with the requirements of the Securities Act of 1933, this amendment to the Registration Statement was signed by the following persons in the capacities and on the date stated.

             Signature                               Title
             ---------                               -----

           W. Donald Bell*               President, Chief Executive
------------------------------------
                                         Officer and Director

          James E. Illson*               Executive Vice President of Finance and
------------------------------------
                                         Operations and Chief Financial Officer

        Gordon A. Campbell*              Director
------------------------------------

         Eugene Chaiken*                 Director
------------------------------------

        David Ernsberger                 Director
------------------------------------

         Edward Gelbach*                 Director
------------------------------------

         James E. Ousley*                Director
------------------------------------

         Glenn Penisten*                 Director
------------------------------------


*By     /s/ W. Donald Bell
    -------------------------------------------
        W. Donald Bell
        As Attorney-in-Fact pursuant to Powers
        of Attorney previously filed


Date: August 8, 2003.



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                                INDEX TO EXHIBITS


EXHIBIT
NUMBER     DESCRIPTION OF DOCUMENT
------     -----------------------

1.1        Form of Underwriting Agreement(1)

3.1 Amended and Restated Articles of Incorporation (incorporated by reference to Quarterly Report on Form 10-Q for the quarter ended September 30, 2000 filed November 14, 2000)

3.2 Amended and Restated Bylaws (incorporated by reference to our Registration Statement on Form S-1 (Registration No. 33-60954 filed on April 14, 1993)

4.1 Indenture with respect to certain debt securities of Bell Microproducts Inc.(2)

4.2 Articles of Amendment to Amended and Restated Articles of Incorporation defining the terms of certain preferred stock(3)

4.3 Instruments defining the rights of security holders, including indentures (reference is made to Exhibits 3.1 and 3.2)

4.4        Form of Debt Warrant Agreement(4)

4.5        Form of Preferred Stock Warrant Agreement(4)

4.6        Form of Common Stock Warrant Agreement(4)

5.1        Opinion of Fredrikson & Byron, P.A(2)

12.1       Statement regarding Computation of Ratios(2)

23.1       Consent of PricewaterhouseCoopers LLP

23.3       Consent of Fredrikson & Byron, P.A. (included in item 5.1)(2)

24.1       Power of Attorney(2)

25.1       Statement of Eligibility of Trustee(5)



-----------

         (1) We will file any underwriting agreement relating to debt securities, preferred stock, common stock or warrants that we enter into as an exhibit to a Current Report on Form 8-K or in a post-effective amendment to this registration statement.

         (2) Previously filed.

         (3) We will file any articles of amendment to our amended and restated articles of incorporation, as amended, as an exhibit to a Current Report on Form 8-K or in a post-effective amendment to this registration statement.







                                       5





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         (4) We will file forms of warrant agreements relating to any debt securities, preferred stock or common stock we may offer as exhibits to one or more Current Reports on Form 8-K or in one or more post-effective amendments to this registration statement.

         (5) See undertaking item 17(e).












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